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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income from Continuing Operations:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7
International Cards	8
Consumer Finance
Global Consumer Finance	9
North America Consumer Finance	10
International Consumer Finance	11
Retail Banking
Global Retail Banking	12
North America Retail Banking	13
International Retail Banking	14
Global Corporate and Investment Bank:
Income Statement	15
Revenue Details	16
Capital Markets and Banking	17
Transaction Services	18
Private Client Services	19
Global Investment Management:
Life Insurance and Annuities	20–21
Private Bank	22
Asset Management	23
Insurance Investment Portfolio	24
Proprietary Investment Activities	25
Citigroup Supplemental Detail
Consolidated Statement of Income	26
Consolidated Statement of Financial Position	27
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	28
Reserve for Loan Losses	29
Non-Performing Assets	30

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the preeminent global financial services company with some 200 million customer accounts in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003		3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003		YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Income from Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691		27%	11,019	13,093		19%
Discontinued Operations, After-tax	1,406	255	214	—	—	—	—			1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—			(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691		20%	$12,847	$13,093		2%

Basic Earnings Per Share:
Income from Continuing Operations	$0.68	$0.75	$0.73	$0.48	$0.80	$0.84	$0.92		26%	$2.16	$2.56		19%

Net Income	$0.94	$0.80	$0.77	$0.48	$0.80	$0.84	$0.92		19%	$2.52	$2.56		2%

Weighted average common shares applicable to Basic EPS	5,110.5	5,096.7	5,036.6	5,068.0	5,094.9	5,085.5	5,096.8			5,081.3	5,092.4

Preferred Dividends—Basic	$21	$21	$21	$20	$20	$17	$17			$63	$54

Diluted Earnings Per Share:
Income from Continuing Operations	$0.66	$0.73	$0.72	$0.47	$0.79	$0.83	$0.90		25%	$2.12	$2.51		18%

Net Income	$0.93	$0.78	$0.76	$0.47	$0.79	$0.83	$0.90		18%	$2.47	$2.51		2%

Adjusted weighted average common shares applicable to Diluted EPS	5,209.8	5,185.8	5,110.5	5,158.6	5,168.7	5,184.0	5,206.5			5,168.7	5,186.4

Preferred Dividends—Diluted	$21	$21	$21	$20	$20	$17	$17			$63	$54

Common Shares Outstanding, at period end	5,165.4	5,118.1	5,062.0	5,140.7	5,148.0	5,150.8	5,158.7			5,062.0	5,158.7

Tier 1 Capital Ratio	9.13%	9.20%	9.20%	8.47%	8.67%	9.02%	9.5	%*		9.20%	9.5	%*

Total Capital Ratio	11.59%	11.75%	12.02%	11.25%	11.57%	11.94%	12.6	% *		12.02%	12.6	% *

Leverage Ratio	5.89%	5.93%	5.58%	5.67%	5.46%	5.61%	5.7	% *		5.58%	5.7	% *

Total Assets, at period end (in billions)	$1,057.7	$1,083.3	$1,031.6	$1,097.2	$1,137.0	$1,187.0	$1,208.9	*		$1,031.6	$1,208.9	*

Stockholders' Equity, at period end (in billions)	$83.6	$85.7	$80.8	$86.7	$87.3	$93.3	$95.3 *			$80.8	$95.3 *

Equity and Trust Securities, at period end (in billions)	$90.3	$92.5	$86.9	$92.9	$94.0	$100.0	$102.1 *			$86.9	$102.1 *

Book Value Per Share, at period end	$15.92	$16.47	$15.68	$16.60	$16.75	$17.90	$18.25 *			$15.68	$18.25 *

Return on Common Equity (Net Income)	24.0%	19.5%	19.1%	11.7%	19.3%	19.2%	20.2	% *		20.9%	19.7	% *

*
Preliminary

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Global Consumer:
Cards	$579	$722	$849	$931	$735	$768	$985	16%	$2,150	$2,488	16%
Consumer Finance	530	568	539	562	485	508	467	(13)%	1,637	1,460	(11)%
Retail Banking	662	645	864	860	974	1,049	1,086	26%	2,171	3,109	43%
Other	(20)	11	(32)	(11)	(16)	(31)	(17)	47%	(41)	(64)	(56)%

Total Global Consumer	1,751	1,946	2,220	2,342	2,178	2,294	2,521	14%	5,917	6,993	18%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,059	1,136	923	877	1,194	1,163	1,170	27%	3,118	3,527	13%
Transaction Services	89	216	129	124	197	187	203	57%	434	587	35%
Other	(23)	(34)	(10)	(1,327)	8	(10)	(5)	50%	(67)	(7)	90%

Total Global Corporate and Investment Bank	1,125	1,318	1,042	(326)	1,399	1,340	1,368	31%	3,485	4,107	18%

Private Client Services	217	223	188	171	157	181	203	8%	628	541	(14)%
Global Investment Management:
Life Insurance and Annuities	214	137	83	183	236	190	152	83%	434	578	33%
Private Bank	111	113	117	122	125	138	143	22%	341	406	19%
Asset Management	99	121	114	109	105	104	72	(37)%	334	281	(16)%

Total Global Investment Management	424	371	314	414	466	432	367	17%	1,109	1,265	14%

Proprietary Investment Activities	35	(70)	(120)	(74)	—	27	96	NM	(155)	123	NM
Corporate/Other	(68)	41	62	(98)	(97)	25	136	NM	35	64	83%

Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	27%	11,019	13,093	19%

Discontinued Operations	1,406	255	214	—	—	—	—		1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—		(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	20%	$12,847	$13,093	2%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
North America (excluding Mexico) (1)
Consumer	$1,272	$1,297	$1,425	$1,513	$1,479	$1,520	$1,697	19%	$3,994	$4,696	18%
Corporate	674	602	698	(1,000)	639	552	587	(16)%	1,974	1,778	(10)%
Private Client Services	217	223	188	171	157	181	203	8%	628	541	(14)%
Investment Management	352	218	202	313	351	299	360	78%	772	1,010	31%

Total North America (excluding Mexico)	2,515	2,340	2,513	997	2,626	2,552	2,847	13%	7,368	8,025	9%

Mexico
Consumer	46	114	185	176	164	214	183	(1)%	345	561	63%
Corporate	194	110	58	88	120	84	121	NM	362	325	(10)%
Investment Management	48	70	55	62	65	69	75	36%	173	209	21%

Total Mexico	288	294	298	326	349	367	379	27%	880	1,095	24%

Europe, Middle East and Africa (EMEA)
Consumer	148	146	178	236	162	169	204	15%	472	535	13%
Corporate	145	226	134	352	257	346	255	90%	505	858	70%
Investment Management	(4)	8	4	14	(3)	2	7	75%	8	6	(25)%

Total EMEA	289	380	316	602	416	517	466	47%	985	1,399	42%

Japan
Consumer	227	256	259	208	158	179	92	(64)%	742	429	(42)%
Corporate	23	(3)	87	(11)	32	5	47	(46)%	107	84	(21)%
Investment Management	15	16	11	14	17	20	25	NM	42	62	48%

Total Japan	265	269	357	211	207	204	164	(54)%	891	575	(35)%

Asia (excluding Japan)
Consumer	158	163	195	202	193	204	220	13%	516	617	20%
Corporate	193	200	169	160	179	188	196	16%	562	563	—
Investment Management	27	28	25	27	30	37	59	NM	80	126	58%

Total Asia	378	391	389	389	402	429	475	22%	1,158	1,306	13%

Latin America
Consumer	(100)	(30)	(22)	7	22	8	125	NM	(152)	155	NM
Corporate	(104)	183	(104)	85	172	165	162	NM	(25)	499	NM
Investment Management	(14)	31	17	(16)	6	5	(159)	NM	34	(148)	NM

Total Latin America	(218)	184	(109)	76	200	178	128	NM	(143)	506	NM

Proprietary Investment Activities	35	(70)	(120)	(74)	—	27	96	NM	(155)	123	NM
Corporate/Other	(68)	41	62	(98)	(97)	25	136	NM	35	64	83%

Income From Continuing Operations	3,484	3,829	3,706	2,429	4,103	4,299	4,691	27%	11,019	13,093	19%

Discontinued Operations	1,406	255	214	—	—	—	—		1,875	—
Cumulative Effect of Accounting Change	(47)	—	—	—	—	—	—		(47)	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	20%	$12,847	$13,093	2%

(1)
Excludes Proprietary Investment Activities and Corporate/Other.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Global Consumer:
Cards	$3,121	$3,207	$3,714	$3,646	$3,333	$3,309	$3,542	(5)%	$10,042	$10,184	1%
Consumer Finance	2,332	2,449	2,462	2,564	2,532	2,431	2,499	2%	7,243	7,462	3%
Retail Banking	3,523	3,409	3,549	3,700	3,961	4,243	4,135	17%	10,481	12,339	18%
Other	50	134	78	182	81	77	75	(4)%	262	233	(11)%

Total Global Consumer	9,026	9,199	9,803	10,092	9,907	10,060	10,251	5%	28,028	30,218	8%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,378	4,219	3,691	3,451	4,180	4,531	3,856	4%	12,288	12,567	2%
Transaction Services	857	962	911	890	913	908	893	(2)%	2,730	2,714	(1)%
Other	(99)	(104)	(57)	44	(10)	(10)	2	NM	(260)	(18)	93%

Total Global Corporate and Investment Bank	5,136	5,077	4,545	4,385	5,083	5,429	4,751	5%	14,758	15,263	3%

Private Client Services	1,507	1,551	1,430	1,342	1,327	1,449	1,489	4%	4,488	4,265	(5)%
Global Investment Management:
Life Insurance and Annuities	1,018	1,034	925	1,099	1,133	1,164	1,372	48%	2,977	3,669	23%
Private Bank	423	428	414	439	461	519	510	23%	1,265	1,490	18%
Asset Management	470	475	451	445	400	411	444	(2)%	1,396	1,255	(10)%

Total Global Investment Management	1,911	1,937	1,790	1,983	1,994	2,094	2,326	30%	5,638	6,414	14%

Proprietary Investment Activities	111	(49)	(67)	(30)	94	168	459	NM	(5)	721	NM
Corporate/Other	107	278	143	101	131	154	122	(15)%	528	407	(23)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	10%	$53,435	$57,288	7%

Managed Basis Net Revenues(1)	$18,819	$19,074	$18,604	$18,934	$19,638	$20,562	$20,608	11%	$56,497	$60,808	8%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$5,917	$6,041	$6,422	$6,667	$6,566	$6,644	$6,803	6%	$18,380	$20,013	9%
Corporate	2,612	2,408	2,094	1,695	2,409	2,535	2,018	(4)%	7,114	6,962	(2)%
Private Client Services	1,507	1,551	1,430	1,342	1,327	1,449	1,489	4%	4,488	4,265	(5)%
Investment Management	1,385	1,320	1,271	1,448	1,403	1,434	1,785	40%	3,976	4,622	16%

Total North America (excluding Mexico)	11,421	11,320	11,217	11,152	11,705	12,062	12,095	8%	33,958	35,862	6%

Mexico
Consumer	635	699	690	613	656	749	599	(13)%	2,024	2,004	(1)%
Corporate	315	200	149	196	185	193	162	9%	664	540	(19)%
Investment Management	185	212	161	169	175	178	175	9%	558	528	(5)%

Total Mexico	1,135	1,111	1,000	978	1,016	1,120	936	(6)%	3,246	3,072	(5)%

Europe, Middle East and Africa (EMEA)
Consumer	740	805	856	986	924	962	1,044	22%	2,401	2,930	22%
Corporate	1,154	1,351	1,224	1,422	1,414	1,504	1,371	12%	3,729	4,289	15%
Investment Management	95	110	105	125	121	133	139	32%	310	393	27%

Total EMEA	1,989	2,266	2,185	2,533	2,459	2,599	2,554	17%	6,440	7,612	18%

Japan
Consumer	796	933	1,027	967	887	789	801	(22)%	2,756	2,477	(10)%
Corporate	63	27	170	30	60	91	143	(16)%	260	294	13%
Investment Management	66	70	64	70	75	85	94	47%	200	254	27%

Total Japan	925	1,030	1,261	1,067	1,022	965	1,038	(18)%	3,216	3,025	(6)%

Asia (excluding Japan)
Consumer	616	645	682	702	692	731	766	12%	1,943	2,189	13%
Corporate	608	640	604	551	587	623	676	12%	1,852	1,886	2%
Investment Management	101	106	95	121	130	159	162	71%	302	451	49%

Total Asia	1,325	1,391	1,381	1,374	1,409	1,513	1,604	16%	4,097	4,526	10%

Latin America
Consumer	322	76	126	157	182	185	238	89%	524	605	15%
Corporate	384	451	304	491	428	483	381	25%	1,139	1,292	13%
Investment Management	79	119	94	50	90	105	(29)	NM	292	166	(43)%

Total Latin America	785	646	524	698	700	773	590	13%	1,955	2,063	6%

Proprietary Investment Activities	111	(49)	(67)	(30)	94	168	459	NM	(5)	721	NM
Corporate/Other	107	278	143	101	131	154	122	(15)%	528	407	(23)%

Total Net Revenues	$17,798	$17,993	$17,644	$17,873	$18,536	$19,354	$19,398	10%	$53,435	$57,288	7%

(1)
Excludes Proprietary Investment Activities and Corporate/Other.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,121	$3,207	$3,714	$3,646	$3,333	$3,309	$3,542	(5)%	$10,042	$10,184	1%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	26%	3,054	3,520	15%

Adjusted Revenues, Net of Interest Expense(1)	4,134	4,288	4,674	4,707	4,435	4,517	4,752	2%	13,096	13,704	5%

Total Operating Expenses	1,327	1,381	1,418	1,409	1,446	1,463	1,508	6%	4,126	4,417	7%

Provision for Credit Losses	897	729	978	806	774	678	540	(45)%	2,604	1,992	(24)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	26%	3,054	3,520	15%

Adjusted Provision for Credit Losses(1)	1,910	1,810	1,938	1,867	1,876	1,886	1,750	(10)%	5,658	5,512	(3)%

Income Before Taxes	897	1,097	1,318	1,431	1,113	1,168	1,494	13%	3,312	3,775	14%
Income Taxes	318	375	469	500	378	400	509	9%	1,162	1,287	11%

Income from Continuing Operations	$579	$722	$849	$931	$735	$768	$985	16%	$2,150	$2,488	16%

Average Assets (in billions of dollars)	$57	$60	$66	$70	$68	$62	$64	(3)%	$61	$65	7%
Return on Assets	4.12%	4.83%	5.10%	5.28%	4.38%	4.97%	6.11%		4.71%	5.12%
Return on Managed Assets	1.94%	2.40%	2.61%	2.82%	2.23%	2.35%	2.92%		2.30%	2.48%
KEY INDICATORS (in billions of dollars):
End of Period Managed Receivables(2)	$118.5	$122.3	$125.0	$131.8	$127.0	$125.5	$131.0	5%
EOP Open Accounts (in millions)	104.5	104.4	101.4	102.2	100.6	99.2	112.3	11%
Total Sales	$62.3	$70.1	$71.1	$74.8	$65.7	$68.7	$72.6	2%	$203.5	$207.0	2%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,218	$3,163	$3,317	$3,372	$3,232	$3,265	$3,500	6%	$9,698	$9,997	3%
% of Average Managed Loans	11.08%	10.70%	10.79%	10.67%	10.34%	10.52%	10.99%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,341	$2,448	$2,910	$2,935	$2,603	$2,630	$2,963	2%	$7,699	$8,196	6%
% of Average Managed Loans	8.06%	8.29%	9.47%	9.29%	8.33%	8.47%	9.30%
Average Managed Loans:
Securitized	$66.8	$65.2	$64.6	$64.3	$67.7	$71.1	$72.1	12%	$65.5	$70.3	7%
Held for Sale	6.5	6.5	6.5	6.5	5.1	3.0	4.1	(37)%	6.5	4.1	(37)%
On Balance Sheet	44.5	46.8	50.8	54.5	54.0	50.4	50.2	(1)%	47.4	51.5	9%

Total Managed	$117.8	$118.5	$121.9	$125.3	$126.8	$124.5	$126.4	4%	$119.4	$125.9	5%

Coincident Managed Net Credit Loss Ratio	6.17%	6.23%	5.74%	5.61%	5.86%	6.08%	5.62%
12 Month Lagged Managed Net Credit Loss Ratio	6.50%	6.58%	6.02%	5.96%	6.31%	6.39%	5.82%
Loans 90+Days Past Due (in millions of dollars)	$2,492	$2,260	$2,309	$2,397	$2,406	$2,313	$2,353	2%
% of EOP Managed Loans	2.12%	1.86%	1.86%	1.84%	1.92%	1.88%	1.83%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,583	$2,635	$3,137	$3,047	$2,732	$2,702	$2,866	(9)%	$8,355	$8,300	(1)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	26%	3,054	3,520	15%

Adjusted Revenues, Net of Interest Expense(1)	3,596	3,716	4,097	4,108	3,834	3,910	4,076	(1)%	11,409	11,820	4%

Total Operating Expenses	1,045	1,079	1,143	1,121	1,134	1,160	1,179	3%	3,267	3,473	6%

Provision for Credit Losses	668	638	862	675	638	544	443	(49)%	2,168	1,625	(25)%
Effect of Securitization Activities	1,013	1,081	960	1,061	1,102	1,208	1,210	26%	3,054	3,520	15%

Adjusted Provision for Credit Losses(1)	1,681	1,719	1,822	1,736	1,740	1,752	1,653	(9)%	5,222	5,145	(1)%

Income Before Taxes	870	918	1,132	1,251	960	998	1,244	10%	2,920	3,202	10%
Income Taxes	313	313	404	438	325	339	425	5%	1,030	1,089	6%

Income from Continuing Operations	$557	$605	$728	$813	$635	$659	$819	13%	$1,890	$2,113	12%

Average Assets (in billions of dollars)	$46	$49	$54	$58	$55	$49	$51	(6)%	$50	$52	4%
Return on Assets	4.91%	4.95%	5.35%	5.56%	4.68%	5.39%	6.37%		5.05%	5.43%
Return on Managed Assets	2.03%	2.23%	2.47%	2.70%	2.13%	2.22%	2.69%		2.22%	2.33%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(2)	$108.5	$111.5	$114.1	$119.8	$115.5	$113.3	$117.4	3%
EOP Open Accounts (in millions)	91.7	91.3	88.1	88.7	86.7	85.2	96.7	10%
Total Sales	$54.9	$61.9	$62.4	$65.7	$57.1	$59.7	$62.3	—	$179.2	$179.1	—
Managed Net Interest Revenue (in millions of dollars)(1)	$2,883	$2,816	$2,952	$2,992	$2,838	$2,884	$3,095	5%	$8,651	$8,817	—
% of Average Managed Loans	10.86%	10.46%	10.55%	10.41%	9.99%	10.27%	10.80%
Risk Adjusted Revenue (in millions of dollars)(3)	$1,915	$1,997	$2,481	$2,455	$2,119	$2,159	$2,423	(2)%	$6,393	$6,701	5%
% of Average Managed Loans	7.22%	7.41%	8.87%	8.54%	7.46%	7.68%	8.45%
Average Managed Loans:
Securitized	$66.8	$65.2	$64.6	$64.3	$67.7	$71.1	$72.1	12%	$65.5	$70.3	7%
Held for Sale	6.5	6.5	6.5	6.5	5.1	3.0	4.1	(37)%	6.5	4.1	(37)%
On Balance Sheet	34.3	36.3	40.0	43.2	42.4	38.6	37.5	(6)%	36.9	39.5	7%

Total Managed	$107.6	$108.0	$111.1	$114.0	$115.2	$112.7	$113.7	2%	$108.9	$113.9	5%

Managed Net Credit Losses (in millions of dollars):
Securitized	$935	$989	$874	$962	$1,024	$1,159	$1,127	29%
Held for Sale	78	92	86	99	78	49	83	(3)%
On Balance Sheet	668	638	656	592	613	543	443	(32)%

Total Managed	$1,681	$1,719	$1,616	$1,653	$1,715	$1,751	$1,653	2%

Coincident Managed Net Credit Loss Ratio	6.33%	6.38%	5.77%	5.75%	6.04%	6.23%	5.77%
12 Month Lagged Managed Net Credit Loss Ratio	6.67%	6.73%	6.05%	6.10%	6.46%	6.50%	5.91%
Loans 90+Days Past Due (in millions of dollars)	$2,293	$2,025	$2,107	$2,185	$2,180	$2,066	$2,098	—
% of EOP Managed Loans	2.13%	1.83%	1.87%	1.85%	1.91%	1.86%	1.82%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$538	$572	$577	$599	$601	$607	$676	17%	$1,687	$1,884	12%
Total Operating Expenses	282	302	275	288	312	303	329	20%	859	944	10%
Provision for Credit Losses	229	91	116	131	136	134	97	(16)%	436	367	(16)%

Income Before Taxes	27	179	186	180	153	170	250	34%	392	573	46%
Income Taxes	5	62	65	62	53	61	84	29%	132	198	50%

Income from Continuing Operations	$22	$117	$121	$118	$100	$109	$166	37%	$260	$375	44%

Average Assets (in billions of dollars)	$11	$11	$12	$12	$13	$13	$13	8%	$11	$13	18%
Return on Assets	0.81%	4.27%	4.00%	3.90%	3.12%	3.36%	5.07%		3.16%	3.86%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(1)	$10.0	$10.8	$10.9	$12.0	$11.5	$12.2	$13.6	25%
EOP Open Accounts (in millions)	12.8	13.1	13.3	13.5	13.9	14.0	15.6	17%
Total Sales	$7.4	$8.2	$8.7	$9.1	$8.6	$9.0	$10.3	18%	$24.3	$27.9	15%
Net Interest Revenue (in millions of dollars)	$335	$347	$365	$380	$394	$381	$405	11%	$1,047	$1,180	13%
% of Average Loans	13.38%	13.24%	13.33%	13.39%	13.82%	12.90%	12.71%
Risk Adjusted Revenue (in millions of dollars)(2)	$426	$451	$429	$480	$484	$471	$540	26%	$1,306	$1,495	14%
% of Average Loans	17.07%	17.28%	15.67%	16.91%	17.02%	15.97%	16.97%
Average Loans:
EMEA	$2.9	$3.1	$3.3	$3.8	$4.0	$4.1	$4.6	39%	$3.1	$4.2	35%
Japan	1.0	1.1	1.1	1.1	1.0	1.0	1.1	—	1.1	1.0	(9)%
Asia (excluding Japan)	5.5	5.8	5.9	6.0	6.2	6.3	6.6	12%	5.7	6.4	12%
Latin America	0.8	0.5	0.5	0.4	0.4	0.4	0.4	(20)%	0.6	0.4	(33)%

Total	$10.2	$10.5	$10.8	$11.3	$11.6	$11.8	$12.7	18%	$10.5	$12.0	14%

Net Credit Losses (in millions of dollars)	$111	$122	$148	$119	$117	$136	$136	(8)%
Coincident Net Credit Loss Ratio	4.46%	4.64%	5.41%	4.21%	4.09%	4.60%	4.27%
12 Month Lagged Net Credit Loss Ratio	4.76%	4.99%	5.71%	4.57%	4.67%	5.21%	4.96%
Loans 90+Days Past Due (in millions of dollars)	$199	$235	$202	$212	$226	$247	$255	26%
% of EOP Loans	2.00%	2.17%	1.85%	1.78%	1.97%	2.04%	1.88%

(1)
Includes accrued interest receivable.

(2)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,332	$2,449	$2,462	$2,564	$2,532	$2,431	$2,499	2%	$7,243	$7,462	3%
Total Operating Expenses	755	789	776	794	865	835	867	12%	2,320	2,567	11%
Provisions for Benefits, Claims and Credit Losses	750	775	844	925	930	957	925	10%	2,369	2,812	19%

Income Before Taxes	827	885	842	845	737	639	707	(16)%	2,554	2,083	(18)%
Income Taxes	297	317	303	283	252	131	240	(21)%	917	623	(32)%

Income from Continuing Operations	$530	$568	$539	$562	$485	$508	$467	(13)%	$1,637	$1,460	(11)%

Average Assets (in billions of dollars)	$91	$94	$98	$100	$104	$105	$104	6%	$94	$104	11%
Return on Assets	2.36%	2.42%	2.18%	2.23%	1.89%	1.94%	1.78%		2.33%	1.88%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$46.4	$47.3	$48.2	$50.0	$51.0	$51.7	$52.2	8%	$47.3	$51.6	9%
Personal loans	20.1	21.4	22.7	22.2	22.5	22.2	22.1	(3)%	21.4	22.3	4%
Auto	7.4	7.9	8.4	9.8	10.8	11.1	11.2	33%	7.9	11.0	39%
Sales finance and other	3.3	4.1	4.1	4.5	4.5	4.8	5.3	29%	3.8	4.9	29%

Total	$77.2	$80.7	$83.4	$86.5	$88.8	$89.8	$90.8	9%	$80.4	$89.8	12%

Average Yield	14.77%	14.79%	14.51%	14.19%	14.11%	13.46%	13.28%
Average Net Interest Margin	10.58%	10.82%	10.62%	10.48%	10.55%	9.99%	9.96%
Net Credit Loss Ratio	3.52%	3.60%	3.71%	3.91%	3.91%	4.01%	3.92%
Loans 90+ Days Past Due (in millions of dollars)	$2,242	$2,166	$2,179	$2,197	$2,183	$2,182	$2,127	(2)%
% of EOP Loans	2.86%	2.62%	2.60%	2.48%	2.45%	2.41%	2.30%
Number of Offices:
North America	2,394	2,410	2,420	2,411	2,394	2,394	2,390	(1)%
International	1,142	1,199	1,187	1,137	1,103	1,113	1,038	(13)%

Total	3,536	3,609	3,607	3,548	3,497	3,507	3,428	(5)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,520	$1,512	$1,495	$1,585	$1,629	$1,619	$1,665	11%	$4,527	$4,913	9%
Total Operating Expenses	491	460	462	480	537	512	523	13%	1,413	1,572	11%
Provisions for Benefits, Claims and Credit Losses	508	520	496	550	559	566	552	11%	1,524	1,677	10%

Income Before Taxes	521	532	537	555	533	541	590	10%	1,590	1,664	5%
Income Taxes	190	195	196	197	197	200	218	11%	581	615	6%

Income from Continuing Operations	$331	$337	$341	$358	$336	$341	$372	9%	$1,009	$1,049	4%

Average Assets (in billions of dollars)	$69	$70	$72	$75	$78	$78	$79	10%	$70	$78	11%
Return on Assets	1.95%	1.93%	1.88%	1.89%	1.75%	1.75%	1.87%		1.93%	1.80%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$41.7	$42.1	$42.6	$44.3	$45.0	$45.6	$46.2	8%	$42.1	$45.6	8%
Personal loans	9.9	10.1	10.2	10.3	10.4	10.5	10.6	4%	10.1	10.5	4%
Auto	5.4	5.8	6.2	7.8	8.8	9.2	9.5	53%	5.8	9.2	59%
Sales finance and other	2.8	2.9	3.3	3.5	3.8	3.8	4.1	24%	3.0	3.9	30%

Total	$59.8	$60.9	$62.3	$65.9	$68.0	$69.1	$70.4	13%	$61.0	$69.2	13%

Average Yield	13.36%	13.06%	12.76%	12.56%	12.53%	12.20%	11.99%
Average Net Interest Margin	8.64%	8.45%	8.29%	8.33%	8.56%	8.36%	8.34%
Net Credit Loss Ratio	3.00%	3.10%	2.79%	3.10%	3.06%	2.98%	2.93%
Loans 90+ Days Past Due (in millions of dollars)	$1,979	$1,828	$1,777	$1,786	$1,786	$1,681	$1,642	(8)%
% of EOP Loans	3.28%	2.97%	2.82%	2.64%	2.60%	2.40%	2.29%
Number of Offices:
North America (excluding Mexico)	2,278	2,280	2,288	2,267	2,248	2,240	2,228	(3)%
Mexico	116	130	132	144	146	154	162	23%

Total	2,394	2,410	2,420	2,411	2,394	2,394	2,390	(1)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$812	$937	$967	$979	$903	$812	$834	(14)%	$2,716	$2,549	(6)%
Total Operating Expenses	264	329	314	314	328	323	344	10%	907	995	10%
Provisions for Benefits, Claims and Credit Losses	242	255	348	375	371	391	373	7%	845	1,135	34%

Income Before Taxes	306	353	305	290	204	98	117	(62)%	964	419	(57)%
Income Taxes	107	122	107	86	55	(69)	22	(79)%	336	8	(98)%

Income from Continuing Operations	$199	$231	$198	$204	$149	$167	$95	(52)%	$628	$411	(35)%

Average Assets (in billions of dollars)	$22	$24	$26	$25	$26	$27	$25	(4)%	$24	$26	8%
Return on Assets	3.67%	3.86%	3.02%	3.24%	2.32%	2.48%	1.51%		3.50%	2.11%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$4.7	$5.2	$5.6	$5.7	$6.0	$6.1	$6.0	7%	$5.2	$6.0	15%
Personal loans	10.2	11.3	12.5	11.9	12.1	11.7	11.5	(8)%	11.3	11.8	4%
Auto	2.0	2.1	2.2	2.0	2.0	1.9	1.7	(23)%	2.1	1.8	(14)%
Sales finance and other	0.5	1.2	0.8	1.0	0.7	1.0	1.2	50%	0.8	1.0	25%

Total	$17.4	$19.8	$21.1	$20.6	$20.8	$20.7	$20.4	(3)%	$19.4	$20.6	6%

Average Yield	19.54%	20.17%	19.68%	19.42%	19.20%	17.66%	17.72%
Average Net Interest Margin	17.17%	18.17%	17.53%	17.32%	16.94%	15.40%	15.53%
Net Credit Loss Ratio	5.32%	5.16%	6.42%	6.48%	6.69%	7.43%	7.34%
Loans 90+ Days Past Due (in millions of dollars)	$263	$338	$402	$411	$397	$501	$485	21%
% of EOP Loans	1.46%	1.61%	1.94%	1.98%	1.93%	2.45%	2.32%
Number of Offices:
EMEA	129	130	129	133	135	168	176	36%
Japan	879	940	940	884	840	813	739	(21)%
Asia (excluding Japan)	31	31	32	36	49	50	64	100%
Latin America	103	98	86	84	79	82	59	(31)%

Total	1,142	1,199	1,187	1,137	1,103	1,113	1,038	(13)%

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,523	$3,409	$3,549	$3,700	$3,961	$4,243	$4,135	17%	$10,481	$12,339	18%
Total Operating Expenses	1,942	1,910	1,826	2,024	2,102	2,241	2,226	22%	5,678	6,569	16%
Provisions for Benefits, Claims and Credit Losses	535	485	382	353	419	429	254	(34)%	1,402	1,102	(21)%

Income Before Taxes and Minority Interest	1,046	1,014	1,341	1,323	1,440	1,573	1,655	23%	3,401	4,668	37%
Income Taxes	374	360	469	452	448	513	561	20%	1,203	1,522	27%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	—	27	37	37%

Income from Continuing Operations	$662	$645	$864	$860	$974	$1,049	$1,086	26%	$2,171	$3,109	43%

Average Assets (in billions of dollars)	$177	$179	$183	$209	$227	$230	$234	28%	$180	$230	28%
Return on Assets	1.52%	1.45%	1.87%	1.63%	1.74%	1.83%	1.84%		1.61%	1.81%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$89.4	$87.4	$84.7	$101.8	$111.9	$112.9	$113.3	34%	$87.2	$112.7	29%
International	77.0	79.1	79.5	79.6	81.4	84.3	87.0	9%	78.5	84.2	7%

Total	$166.4	$166.5	$164.2	$181.4	$193.3	$197.2	$200.3	22%	$165.7	$196.9	19%

Average Loans (in billions of dollars):
North America	$91.9	$91.4	$93.1	$113.9	$124.7	$122.1	$121.3	30%	$92.1	$122.7	33%
International	33.7	34.8	35.2	33.4	34.7	35.6	35.8	2%	34.6	35.4	2%

Total	$125.6	$126.2	$128.3	$147.3	$159.4	$157.7	$157.1	22%	$126.7	$158.1	25%

Net Credit Loss Ratio—excluding Commercial Markets	0.86%	0.79%	0.74%	0.48%	0.42%	0.58%	0.72%
Net Credit Loss Ratio—Commercial Markets	1.66%	2.55%	1.50%	1.38%	1.65%	1.30%	0.47%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$2,828	$3,037	$2,969	$3,647	$3,644	$3,706	$3,707	25%
% of EOP Loans	3.40%	3.46%	3.39%	3.18%	3.18%	3.29%	3.19%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,321	$1,161	$1,234	$1,299	$1,250	$1,165	$1,283	4%
% of EOP Loans	3.29%	2.95%	3.23%	2.90%	2.88%	2.76%	3.17%
EOP Accounts (in millions):
North America	26.3	26.7	27.3	29.7	29.4	29.7	30.1	10%
International	17.3	18.2	17.8	17.0	17.0	17.3	17.5	(2)%

Total	43.6	44.9	45.1	46.7	46.4	47.0	47.6	6%

Branches:
Citibanking North America	461	459	458	812	781	779	782	71%
Mexico	1,489	1,429	1,423	1,422	1,413	1,409	1,408	(1)%
International	909	908	890	891	875	863	877	(1)%

Total	2,859	2,796	2,771	3,125	3,069	3,051	3,067	11%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,432	$1,445	$1,415	$1,627	$1,797	$1,945	$1,891	34%	$4,292	$5,633	31%
Primerica Financial Services	519	513	496	530	523	523	535	8%	1,528	1,581	3%
Mexico	448	503	491	406	462	527	369	(25)%	1,442	1,358	(6)%

Total Revenues, Net of Interest Expense	2,399	2,461	2,402	2,563	2,782	2,995	2,795	16%	7,262	8,572	18%
Total Operating Expenses	1,347	1,308	1,213	1,378	1,435	1,551	1,541	27%	3,868	4,527	17%
Provisions for Benefits, Claims and Credit Losses	324	428	306	268	326	296	182	(41)%	1,058	804	(24)%

Income Before Taxes and Minority Interest	728	725	883	917	1,021	1,148	1,072	21%	2,336	3,241	39%
Income Taxes	267	258	303	312	316	372	359	18%	828	1,047	26%
Minority Interest, Net of Tax	10	9	8	11	18	11	8	—	27	37	37%

Income from Continuing Operations	$451	$458	$572	$594	$687	$765	$705	23%	$1,481	$2,157	46%

Income from Continuing Operations by Business:
Citibanking North America, Consumer Assets and CitiCapital	$326	$292	$339	$356	$459	$507	$485	43%	$957	$1,451	52%
Primerica Financial Services	133	131	126	147	136	140	139	10%	390	415	6%
Mexico	(8)	35	107	91	92	118	81	(24)%	134	291	NM

Total	$451	$458	$572	$594	$687	$765	$705	23%	$1,481	$2,157	46%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America (excluding Mexico)	$62.6	$62.7	$62.4	$79.9	$90.6	$91.7	$93.2	49%	$62.6	$91.8	47%
Mexico	26.8	24.7	22.3	21.9	21.3	21.2	20.1	(10)%	24.6	20.9	(15)%

Total	$89.4	$87.4	$84.7	$101.8	$111.9	$112.9	$113.3	34%	$87.2	$112.7	29%

Average Loans by Type (in billions of dollars):
Mortgages	$31.0	$32.7	$35.3	$51.3	$59.6	$58.1	$58.4	65%	$33.1	$58.8	78%
Student Loans	19.2	19.2	19.9	21.3	22.0	22.3	22.7	14%	19.4	22.3	15%
Personal	1.5	1.4	1.4	1.4	1.3	1.3	1.3	(7)%	1.4	1.3	(7)%
Commercial Markets	38.7	36.7	36.0	39.6	41.7	40.4	38.9	8%	37.1	40.3	9%
Other	1.5	1.4	0.5	0.3	0.1	—	—	(100)%	1.1	—	(100)%

Total	$91.9	$91.4	$93.1	$113.9	$124.7	$122.1	$121.3	30%	$92.1	$122.7	33%

Net Credit Loss Ratio—excluding Commercial Markets	0.58%	0.69%	0.41%	0.20%	0.17%	0.29%	0.10%
Net Credit Loss Ratio—Commercial Markets	1.71%	2.68%	1.55%	1.38%	1.69%	1.31%	0.44%
Loans 90+ Days Past Due—excl Commercial Markets (in millions of dollars)	$1,812	$1,890	$1,837	$2,419	$2,357	$2,385	$2,318	26%
% of EOP Loans	3.43%	3.44%	3.20%	2.90%	2.87%	3.00%	2.80%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,281	$1,109	$1,152	$1,219	$1,173	$1,090	$1,213	5%
% of EOP Loans	3.41%	3.03%	3.23%	2.87%	2.86%	2.76%	3.27%
Citibanking North America and Consumer Assets:
Mutual Fund / UIT Sales at NAV (in millions of dollars)	$841	$866	$783	$735	$831	$795	$675	(14)%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$367	$327	$375	$329	$394	$332	$293	(22)%
EOP Mortgage Servicing Portfolio (in billions of dollars)	$74.9	$80.6	$82.0	$162.9	$155.4	$140.3	$137.3	67%
Mortgage Orginations (in billions of dollars)	$10.7	$11.8	$12.7	$20.0	$21.3	$23.5	$36.9	NM
Student Loan Originations (in billions of dollars)	$1.5	$0.7	$2.2	$1.6	$2.3	$0.7	$2.2	—
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$441.3	$452.6	$459.1	$466.8	$474.4	$486.6	$494.2	8%
Loan Volumes (in millions of dollars) (1)	$1,253.8	$1,139.8	$1,105.4	$1,237.4	$1,259.6	$1,350.4	$1,460.0	32%
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$937	$964	$718	$687	$706	$692	$712	(1)%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$225	$250	$184	$156	$158	$171	$212	15%

(1)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$444	$489	$526	$550	$560	$597	$632	20%	$1,459	$1,789	23%
Japan	102	111	167	111	107	112	117	(30)%	380	336	(12)%
Asia (excluding Japan)	354	356	394	382	398	423	430	9%	1,104	1,251	13%
Latin America	224	(8)	60	94	114	116	161	NM	276	391	42%

Total Revenues, Net of Interest Expense	1,124	948	1,147	1,137	1,179	1,248	1,340	17%	3,219	3,767	17%
Total Operating Expenses	595	602	613	646	667	690	685	12%	1,810	2,042	13%
Provisions for Benefits, Claims and Credit Losses	211	57	76	85	93	133	72	(5)%	344	298	(13)%

Income Before Taxes	318	289	458	406	419	425	583	27%	1,065	1,427	34%
Income Taxes	107	102	166	140	132	141	202	22%	375	475	27%

Income from Continuing Operations	$211	$187	$292	$266	$287	$284	$381	30%	$690	$952	38%

Income (loss) from Continuing Operations by Region:
EMEA	$88	$101	$114	$102	$108	$106	$130	14%	$303	$344	14%
Japan	32	39	72	39	31	35	30	(58)%	143	96	(33)%
Asia (excluding Japan)	110	116	141	129	137	146	149	6%	367	432	18%
Latin America	(19)	(69)	(35)	(4)	11	(3)	72	NM	(123)	80	NM

Total	$211	$187	$292	$266	$287	$284	$381	30%	$690	$952	38%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
EMEA	$16.2	$16.9	$17.0	$17.3	$18.4	$19.2	$20.0	18%	$16.7	$19.2	15%
Japan	15.8	17.2	18.4	18.7	18.9	19.1	20.3	10%	17.1	19.4	13%
Asia (excluding Japan)	36.7	37.6	36.9	36.6	37.1	38.9	39.9	8%	37.1	38.6	4%
Latin America	8.3	7.4	7.2	7.0	7.0	7.1	6.8	(6)%	7.6	7.0	(8)%

Total	$77.0	$79.1	$79.5	$79.6	$81.4	$84.3	$87.0	9%	$78.5	$84.2	7%

Average Loans by Type (in billions of dollars):
Mortgages	$14.2	$14.5	$14.3	$12.1	$12.1	$12.2	$12.2	(15)%	$14.4	$12.2	(15)%
Auto	2.8	2.6	2.5	2.3	2.1	2.3	2.4	(4)%	2.6	2.3	(12)%
Personal	12.2	13.3	14.0	14.6	15.5	16.6	16.7	19%	13.2	16.3	23%
Commercial Markets	2.6	2.6	2.7	2.5	2.3	2.6	3.0	11%	2.6	2.6	—
Other	1.9	1.8	1.7	1.9	2.7	1.9	1.5	(12)%	1.8	2.0	11%

Total	$33.7	$34.8	$35.2	$33.4	$34.7	$35.6	$35.8	2%	$34.6	$35.4	2%

Net Credit Loss Ratio—excluding Commercial Markets	1.33%	0.97%	1.31%	1.17%	1.07%	1.28%	2.28%
Net Credit Loss Ratio—Commercial Markets	0.90%	0.68%	0.84%	1.28%	0.84%	1.08%	0.94%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$1,016	$1,147	$1,132	$1,228	$1,287	$1,321	$1,389	23%
% of EOP Loans	3.35%	3.50%	3.76%	3.91%	3.95%	3.99%	4.16%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$40	$52	$82	$80	$77	$75	$70	(15)%
% of EOP Loans	1.55%	1.94%	3.16%	3.48%	3.24%	2.76%	2.10%
Branches:
EMEA	603	599	605	606	592	583	597	(1)%
Japan	20	20	20	23	24	24	25	25%
Asia (excluding Japan)	91	94	96	98	98	98	103	7%
Latin America	195	195	169	164	161	158	152	(10)%

Total	909	908	890	891	875	863	877	(1)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Revenues:
Commissions and Fees	$562	$555	$555	$508	$409	$487	$489	(12)%	$1,672	$1,385	(17)%
Asset Management and Administration Fees	425	461	464	474	520	546	555	20%	1,350	1,621	20%
Investment Banking	904	985	770	853	826	1,022	707	(8)%	2,659	2,555	(4)%
Principal Transactions	1,296	1,071	924	438	1,258	988	847	(8)%	3,291	3,093	(6)%
Other	(106)	6	135	179	175	349	212	57%	35	736	NM

Total Non-Interest Revenues	3,081	3,078	2,848	2,452	3,188	3,392	2,810	(1)%	9,007	9,390	4%
Net Interest and Dividends	2,055	1,999	1,697	1,933	1,895	2,037	1,941	14%	5,751	5,873	2%

Total Revenues, Net of Interest Expense	5,136	5,077	4,545	4,385	5,083	5,429	4,751	5%	14,758	15,263	3%

Non-Interest Expenses:
Compensation and Benefits	2,052	1,894	1,381	1,083	2,004	2,110	1,617	17%	5,327	5,731	8%
Other Operating and Administrative Expenses	827	922	909	3,025	946	1,076	1,061	17%	2,658	3,083	16%

Total Non-Interest Expenses	2,879	2,816	2,290	4,108	2,950	3,186	2,678	17%	7,985	8,814	10%

Provision for Credit Losses	568	265	664	758	116	298	76	(89)%	1,497	490	(67)%

Income (Loss) Before Taxes and Minority Interest	1,689	1,996	1,591	(481)	2,017	1,945	1,997	26%	5,276	5,959	13%
Income Taxes (Benefits)	561	673	545	(168)	613	593	621	14%	1,779	1,827	3%
Minority Interest, Net of Tax	3	5	4	13	5	12	8	100%	12	25	NM

Income (Loss) from Continuing Operations	$1,125	$1,318	$1,042	$(326)	$1,399	$1,340	$1,368	31%	$3,485	$4,107	18%

Pre-tax Profit Margin	32.9%	39.3%	35.0%	(11.0)%	39.7%	35.8%	42.0%		35.8%	39.0%
Non-Compensation Expenses as a Percent of Net Revenues	16.1%	18.2%	20.0%	69.0%	18.6%	19.8%	22.3%		18.0%	20.2%
Compensation and Benefits Expenses as a Percent of Net Revenues	40.0%	37.3%	30.4%	24.7%	39.4%	38.9%	34.0%		36.1%	37.5%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)	44.9%	39.4%	35.6%	29.9%	40.3%	41.1%	34.6%		40.2%	38.8%

(1)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Investment Banking Revenue:
Debt Underwriting	$349	$359	$270	$296	$402	$507	$321	19%	$978	$1,230	26%
Equity Underwriting	342	308	195	177	155	307	201	3%	845	663	(22)%
Advisory and Other Fees	352	450	434	482	375	366	303	(30)%	1,236	1,044	(16)%
Revenue Recognized in Private Client Segment	(139)	(132)	(129)	(102)	(106)	(158)	(118)	9%	(400)	(382)	5%

Total Investment Banking Revenues	$904	$985	$770	$853	$826	$1,022	$707	(8)%	$2,659	$2,555	(4)%

Trading Related Revenue by Product
Fixed Income	$1,506	$1,140	$1,069	$947	$1,444	$1,257	$1,028	(4)%	$3,715	$3,729	—
Equities	148	196	2	(17)	111	183	140	NM	346	434	25%
Foreign Exchange	435	522	412	357	418	390	478	16%	1,369	1,286	(6)%
Other	84	33	68	29	45	64	64	(6)%	185	173	(6)%
Revenue Recognized in Private Client Segment	(120)	(112)	(121)	(114)	(126)	(121)	(124)	(2)%	(353)	(371)	(5)%

Total Trading Related Revenue	$2,053	$1,779	$1,430	$1,202	$1,892	$1,773	$1,586	11%	$5,262	$5,251	—

Trading Related Revenue by Income Statement Line
Principal Transactions	$1,296	$1,071	$924	$438	$1,258	$988	$847	(8)%	$3,291	$3,093	(6)%
Net Interest Revenue	757	708	506	764	634	785	739	46%	1,971	2,158	9%

Total Trading Related Revenue	$2,053	$1,779	$1,430	$1,202	$1,892	$1,773	$1,586	11%	$5,262	$5,251	—

Reclassified to conform to the current period's presentation.

NM    not meaningful

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,378	$4,219	$3,691	$3,451	$4,180	$4,531	$3,856	4%	$12,288	$12,567	2%
Total Operating Expenses	2,275	2,222	1,695	1,479	2,354	2,546	2,053	21%	6,192	6,953	12%
Provision for Credit Losses	499	262	576	709	107	286	73	(87)%	1,337	466	(65)%

Income Before Taxes and Minority Interest	1,604	1,735	1,420	1,263	1,719	1,699	1,730	22%	4,759	5,148	8%
Income Taxes	543	596	492	372	520	524	552	12%	1,631	1,596	(2)%
Minority Interest, Net of Tax	2	3	5	14	5	12	8	60%	10	25	NM

Income from Continuing Operations	$1,059	$1,136	$923	$877	$1,194	$1,163	$1,170	27%	$3,118	$3,527	13%

Investment Banking
Underwriting (full credit to book manager):
Debt and equity:
Global Volume(1)	$142,010	$116,607	$89,912	$91,584	$145,134	$143,694	$115,467	28%	$348,529	$404,295	16%
Global Market Share	11.6%	10.2%	10.0%	9.4%	10.5%	10.0%	9.9%		10.6%	10.2%
Rank	1	1	1	1	1	1	1		1	1
U.S. Volume(2)	$114,651	$85,050	$73,115	$67,555	$115,484	$102,518	$91,165	25%	$272,816	$309,167	13%
U.S. Market Share	13.8%	11.5%	11.6%	10.3%	12.7%	11.5%	12.1%		12.4%	12.1%
Rank	1	1	1	1	1	1	1		1	1

(1)
Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2)
Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$857	$962	$911	$890	$913	$908	$893	(2)%	$2,730	$2,714	(1)%
Total Operating Expenses	653	630	633	667	625	634	618	(2)%	1,916	1,877	(2)%
Provision for Credit Losses	69	3	88	49	9	12	3	(97)%	160	24	(85)%

Income Before Taxes	135	329	190	174	279	262	272	43%	654	813	24%
Income Taxes	46	113	61	50	82	75	69	13%	220	226	3%

Income from Continuing Operations	$89	$216	$129	$124	$197	$187	$203	57%	$434	$587	35%

Liability Balances (Average in billions)	$81	$84	$86	$89	$92	$96	$101	17%
Assets Under Custody (EOP in trillions)	$5.2	$5.4	$5.3	$5.1	$5.2	$5.6	$5.7	8%

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$770	$799	$728	$658	$687	$678	$741	2%	2,297	2,106	(8)%
Commissions and Other Transactional Revenue	737	752	702	684	640	771	748	7%	2,191	2,159	(1)%

Total Revenues, Net of Interest Expense	1,507	1,551	1,430	1,342	1,327	1,449	1,489	4%	$4,488	$4,265	(5)%

Total Operating Expenses	1,165	1,198	1,133	1,059	1,072	1,156	1,162	3%	3,496	3,390	(3)%
Provision for Credit Losses	—	2	—	4	1	—	—	—	2	1	(50)%

Income Before Taxes	342	351	297	279	254	293	327	10%	990	874	(12)%
Income Taxes	125	128	109	108	97	112	124	14%	362	333	(8)%

Income from Continuing Operations	$217	$223	$188	$171	$157	$181	$203	8%	$628	$541	(14)%

Pretax Profit Margin	23%	23%	21%	21%	19%	20%	22%		22%	20%
Financial Consultants	12,767	12,808	12,744	12,690	12,471	12,317	12,254	(4)%
Annualized Revenue per FC (000)	$481	$482	$444	$418	$428	$467	$481	8%
Branch offices	534	536	536	534	532	531	531	(1)%
Client Assets (in billions of dollars)
Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$130	$116	$103	$106	$107	$121	$128	24%
Financial Consultant Managed Accounts	60	55	49	52	53	61	64	31%

Total Private Client(1)	$190	$171	$152	$158	$160	$182	$192	26%

Total Client Assets:
Private Client	$858	$802	$734	$762	$763	$834	$851	16%
Other Investor Assets within Citigroup Global Markets	127	130	116	129	119	125	147	27%

Total(1)	$985	$932	$850	$891	$882	$959	$998	17%

Net Client Asset Flows	$15	$9	$7	$3	$5	$9	$5	(29)%
Bank Deposit Program Balances	$37	$37	$40	$41	$42	$42	$42	5%

(1)
Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,018	$1,034	$925	$1,099	$1,133	$1,164	$1,372	48%	$2,977	$3,669	23%
Total Operating Expenses	92	112	124	173	179	184	208	68%	328	571	74%
Provision for Benefits and Claims	616	735	698	677	680	718	925	33%	2,049	2,323	13%

Income Before Taxes	310	187	103	249	274	262	239	NM	600	775	29%
Income Taxes and Minority Interest, net of tax	96	50	20	66	38	72	87	NM	166	197	19%

Income from Continuing Operations	$214	$137	$83	$183	$236	$190	$152	83%	$434	$578	33%

Income from Continuing Operations(1)
Travelers Life & Annuity	$210	$89	$70	$193	$221	$173	$229	NM	$369	$623	69%
International Insurance Manufacturing	$4	$48	$13	$(10)	$15	$17	$(77)	NM	$65	$(45)	NM
Pre-tax Contribution by Source:
Individual Annuities	$123	$112	$89	$94	$92	$87	$106	19%	$324	$285	(12)%
Group Annuities	98	96	62	109	85	83	88	42%	256	256	—
Life	41	66	47	53	48	54	57	21%	154	159	3%
Other	27	25	37	29	33	17	35	(5)%	89	85	(4)%
Realized Insurance Investment Portfolio Gains / (Losses)	16	(182)	(148)	(15)	(3)	(2)	43	NM	(314)	38	NM

Total Travelers Life & Annuity	305	117	87	270	255	239	329	NM	509	823	62%

International Insurance Manufacturing	5	70	16	(14)	19	23	(38)	NM	91	4	(96)%
Realized Insurance Investment Portfolio Gains / (Losses)	—	—	—	(7)	—	—	(52)	—	—	(52)	—

Total International Insurance Manufacturing	5	70	16	(21)	19	23	(90)	NM	91	(48)	NM

Total Life Insurance and Annuities	$310	$187	$103	$249	$274	$262	$239	NM	$600	$775	29%

(1)
Includes after-tax net realized insurance investment portfolio gains / (losses) of $10, ($118), ($100), and ($11) million, for the first, second, third and fourth quarters of 2002, respectively, and ($2), ($1) and ($25) million for the first, second and third quarters of 2003, respectively. Included within these numbers are net realized losses attributed to International Insurance Manufacturing of ($5) million in the fourth quarter of 2002 and ($53) million in the third quarter of 2003.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Travelers Life and Annuity:
Individual annuities:
Net written premiums and deposits:
Fixed	$376	$400	$325	$193	$141	$177	$115	(65)%	$1,101	$433	(61)%
Variable	1,136	1,119	962	864	811	960	1,099	14%	3,217	2,870	(11)%
Individual Payout	14	12	15	17	20	12	12	(20)%	41	44	7%

Total	$1,526	$1,531	$1,302	$1,074	$972	$1,149	$1,226	(6)%	$4,359	$3,347	(23)%

Policyholder account balances and benefit reserves:(1)
Fixed	$7,889	$8,229	$8,515	$8,647	$8,755	$8,873	$8,925	5%
Variable	22,168	20,328	18,173	19,152	18,874	21,195	22,068	21%
Individual Payout	646	644	645	649	653	649	648	—

Total	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	$31,641	16%

Policyholder account balances and benefit reserves rollforward:(1)
Beginning of Period	$30,049	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	5%
Net Sales	796	661	464	262	186	382	409	(12)%
Change in Market Value	(116)	(2,130)	(2,318)	856	(345)	2,065	538	NM
Interest Credited	116	121	128	133	122	125	127	(1)%
Benefits, Fees and Other	(142)	(154)	(142)	(136)	(129)	(137)	(150)	(6)%

End of Period	$30,703	$29,201	$27,333	$28,448	$28,282	$30,717	$31,641	16%

Group annuities:
Net Written Premiums and Deposits(2)	$1,525	$2,350	$1,397	$1,020	$2,111	$1,361	$2,409	72%	$5,272	$5,881	12%
Policyholder account balances and benefit reserves:
Guaranteed Investment Contracts	$9,745	$10,808	$10,970	$10,719	$11,624	$11,645	$12,466	14%
Payout Group Annuities	5,720	5,942	6,099	6,202	6,320	6,519	6,899	13%
Other Group Investment Contracts	5,819	5,759	5,581	5,380	5,433	5,480	5,485	(2)%

Total	$21,284	$22,509	$22,650	$22,301	$23,377	$23,644	$24,850	10%

Life insurance:
Net written premiums and deposits:
Direct periodic premiums and deposits	$233	$177	$143	$218	$209	$185	$204	43%	$553	$598	8%
Single premium deposits	76	72	64	73	49	81	124	94%	212	254	20%
Reinsurance	(26)	(28)	(29)	(30)	(30)	(34)	(36)	(24)%	(83)	(100)	(20)%

Total	$283	$221	$178	$261	$228	$232	$292	64%	$682	$752	10%

Policyholder account balances and benefit reserves:	$3,592	$3,643	$3,635	$3,852	$3,971	$4,225	$4,459	23%
Life insurance in force (in billions, face amt.)	$77.8	$79.6	$80.7	$82.0	$83.2	$84.5	$86.9	8%
Life insurance issued (in billions, face amt.)	$4.5	$4.0	$3.2	$3.3	$3.3	$3.6	$4.3	34%	$11.7	$11.2	(4)%
Investment Data:
Assets	$35,179	$36,869	$38,075	$39,766	$42,316	$43,466	$44,706	17%
Net Investment Income	$619	$638	$620	$693	$661	$648	$680	10%	$1,877	$1,989	6%
Annualized Effective Yield	7.11%	7.12%	6.57%	7.25%	6.78%	6.42%	6.63%		6.92%	6.61%

(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally.

NM
Not meaningful

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$423	$428	$414	$439	$461	$519	$510	23%	$1,265	$1,490	18%
Total Operating Expenses	257	261	237	252	275	311	298	26%	755	884	17%
Provision for Credit Losses	6	—	5	7	4	6	2	(60)%	11	12	9%

Income Before Taxes	160	167	172	180	182	202	210	22%	499	594	19%
Income Taxes	49	54	55	58	57	64	67	22%	158	188	19%

Income from Continuing Operations	$111	$113	$117	$122	$125	$138	$143	22%	$341	$406	19%

Average Assets (in billions of dollars)	$28	$29	$29	$30	$34	$38	$39	34%	$29	$37	28%

Return on Assets	1.61%	1.56%	1.60%	1.61%	1.49%	1.46%	1.45%		1.57%	1.47%

Client Business Volumes (in billions of dollars)(1)	$166	$163	$163	$170	$172	$180	$186	14%	$163	$186	14%

Client Business Volumes (in billions of dollars)(1):
Proprietary Managed Assets	$31	$29	$31	$32	$32	$33	$34	10%
Other Assets under Fee-Based Management	9	9	8	8	7	7	7	(13)%
Banking and Fiduciary Deposits	35	36	36	38	39	41	42	17%
Loans	29	30	31	33	34	35	37	19%
Other, Principally Custody Accounts	62	59	57	59	60	64	66	16%

Total Client Business Volumes	$166	$163	$163	$170	$172	$180	$186	14%

Revenues:
Customer Revenues
Net Interest Spread and Recurring Fee-Based Revenues	$273	$270	$269	$283	$287	$316	$324	20%	$812	$927	14%
Transaction Revenues	91	96	74	90	115	148	141	91%	261	404	55%

Total Customer Revenues	364	366	343	373	402	464	465	36%	1,073	1,331	24%
Other Revenues (Principally Allocated Equity and Treasury Revenues)	59	62	71	66	59	55	45	(37)%	192	159	(17)%

Total Revenues	$423	$428	$414	$439	$461	$519	$510	23%	$1,265	$1,490	18%

North America	$187	$184	$187	$197	$210	$221	$211	13%	$558	$642	15%
International	236	244	227	242	251	298	299	32%	707	848	20%

	$423	$428	$414	$439	$461	$519	$510	23%	$1,265	$1,490	18%

Net Credit Loss Ratio	0.04%	0.00%	0.08%	0.10%	0.03%	0.05%	0.05%

(1)
Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$470	$475	$451	$445	$400	$411	$444	(2)%	$1,396	$1,255	(10)%
Total Operating Expenses	318	298	280	293	254	264	322	15%	896	840	(6)%

Income Before Taxes and Minority Interest	152	177	171	152	146	147	122	(29)%	500	415	(17)%
Income Taxes and Minority Interest, net of tax	53	56	57	43	41	43	50	(12)%	166	134	(19)%

Income from Continuing Operations	$99	$121	$114	$109	$105	$104	$72	(37)%	$334	$281	(16)%

Pre-tax profit margin	32.3%	37.3%	37.9%	34.2%	36.5%	35.8%	27.5%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$385	$393	$361	$361	$328	$336	$361	—	$1,139	$1,025	(10)%
Total Operating Expenses	257	260	243	246	219	226	240	(1)%	760	685	(10)%

Income Before Taxes	128	133	118	115	109	110	121	3%	379	340	(10)%
Income Taxes	50	49	45	43	39	40	43	(4)%	144	122	(15)%

Income from Continuing Operations	$78	$84	$73	$72	$70	$70	$78	7%	$235	$218	(7)%

Retirement Services:
Total Revenues, Net of Interest Expense	$85	$82	$90	$84	$72	$75	$83	(8)%	$257	$230	(11)%
Total Operating Expenses	61	38	37	47	35	38	82	NM	136	155	14%

Income Before Taxes and Minority Interest	24	44	53	37	37	37	1	(98)%	121	75	(38)%
Income Taxes and Minority Interest, net of tax	3	7	12	—	2	3	7	(42)%	22	12	(45)%

Income from Continuing Operations	$21	$37	$41	$37	$35	$34	$(6)	NM	$99	$63	(36)%

Net Flows by Business (in billions of dollars):
Retail/Private Bank	$6.0	$3.3	$0.5	$0.9	$(1.4)	$3.1	$1.6	NM	$9.8	$3.3	(66)%
Institutional
Long Term	4.1	3.6	1.6	1.4	1.2	3.8	0.4	(75)%	9.3	5.4	(42)%
Liquidity	9.8	1.7	(8.1)	10.1	(2.4)	1.1	(2.5)	69%	3.4	(3.8)	NM

Total Institutional	13.9	5.3	(6.5)	11.5	(1.2)	4.9	(2.1)	68%	12.7	1.6	(87)%

Net Flows Excluding US Retail Money Markets	$19.9	$8.6	$(6.0)	$12.4	$(2.6)	$8.0	$(0.5)	92%	$22.5	$4.9	(78)%

US Retail Money Markets	$(1.6)	$(4.5)	$(3.0)	$(3.5)	$0.1	$(1.6)	$(1.7)	43%	$(9.1)	$(3.2)	65%
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)	$238.9	$220.6	$201.5	$205.1	$201.5	$217.0	$219.9	9%
Institutional	156.6	161.7	150.2	163.9	162.6	172.7	174.0	16%
Retirement Services	9.9	10.1	10.6	11.1	11.1	12.2	12.2	15%
Other(3)	46.3	47.3	81.5	82.8	87.0	90.6	89.3	10%

Total Assets Under Management(2, 3)	$451.7	$439.7	$443.8	$462.9	$462.2	$492.5	$495.4	12%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$165.5	$151.2	$129.4	$132.9	$125.9	$141.9	$145.5	12%
Fixed Income	106.3	111.7	145.1	152.9	162.6	173.9	175.4	21%
Money Markets/Liquidity	140.6	135.2	124.3	132.3	128.9	128.2	124.2	—
Alternative Investments	39.3	41.6	45.0	44.8	44.8	48.5	50.3	12%

Total Assets Under Management(2, 3)	$451.7	$439.7	$443.8	$462.9	$462.2	$492.5	$495.4	12%

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	11	12	13	14	16	16	17	31%
Fixed Income	10	13	13	12	11	6	10	(23)%
CitiStreet Joint Venture—Assets Under Administration (in billions of dollars)	$181	$176	$159	$163	$155	$170	$179	13%

(1)
Includes Retirement Services Businesses.

(2)
Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively, and $30, $31 and $32 billion for the first, second and third quarters of 2003, respectively, for Citigroup Private Bank clients.

(3)
Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 and $39, $40 and $38 billion for the first, second and third quarters of 2003 are managed by Asset Management on a third-party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)
Fixed-income investments:
Available for sale, at market:
Mortgage-backed securities—principally obligations of U.S. Government agencies	$8,160	$8,516	$9,113	$8,979	$10,528	$10,671	$10,187	12%
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,093	2,068	2,254	2,819	2,422	2,481	2,325	3%
Corporates (including redeemable preferreds)	24,730	25,840	26,810	27,106	28,042	29,430	31,327	17%
Obligations of states and political subdivisions	148	241	318	370	380	450	502	58%
Debt securities issued by foreign governments	749	643	537	398	510	640	755	41%
Held to maturity, at amortized cost	13	12	12	11	9	9	8	(33)%

Total fixed income	35,893	37,320	39,044	39,683	41,891	43,681	45,104	16%
Equity securities, at market	548	539	470	356	362	432	407	(13)%
Short Term and Other	4,140	4,230	3,836	6,364	5,890	6,255	6,519	70%

Total investments held by Insurance companies	$40,581	$42,089	$43,350	$46,403	$48,143	$50,368	$52,030	20%

After-tax unrealized gains/(losses) on invested assets	$(112)	$160	$600	$753	$1,122	$1,933	$1,672	NM

(1)
Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(2)	$111	$(49)	$(67)	$(30)	$94	$168	$459	NM	$(5)	$721	NM
Total Operating Expenses	52	48	76	62	78	91	84	11%	176	253	44%
Income (Loss) from Continuing Operations(2)	$35	$(70)	$(120)	$(74)	$—	$27	$96	NM	$(155)	$123	NM
Total Revenues, Net of Interest Expense (by Type):
Private Equity	$77	$(89)	$(651)	$(91)	$10	$71	$393	NM	$(663)	$474	NM
Hedge Funds	11	17	20	23	15	38	8	(60)%	48	61	27%
Refinancing Portfolio	4	3	2	5	4	3	2	—	9	9	—
Other(2)	19	20	562	33	65	56	56	(90)%	601	177	(71)%

Total	$111	$(49)	$(67)	$(30)	$94	$168	$459	NM	$(5)	$721	NM

Total Period End Assets (in billions)	$9.6	$8.6	$9.1	$9.4	$9.1	$9.1	$9.1	—

(1)
Includes Venture Capital Activities and certain other corporate investments.

(2)
The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003	3Q 2003 vs. 3Q 2002 Increase/ (Decrease)	YTD 3Q 2002	YTD 3Q 2003	YTD 3Q 2003 vs. YTD 3Q 2002 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,159	$9,517	$9,686	$9,541	$9,470	$9,312	$9,098	(6)%	$28,362	$27,880	(2)%
Other interest and dividends	4,944	5,483	5,398	5,211	4,875	4,776	4,755	(12)%	15,825	14,406	(9)%
Insurance premiums	780	931	855	844	825	839	1,071	25%	2,566	2,735	7%
Commissions and fees	3,928	4,105	3,612	3,613	3,700	4,049	4,132	14%	11,645	11,881	2%
Principal transactions	1,613	1,270	993	637	1,602	1,311	1,307	32%	3,876	4,220	9%
Asset management and administration fees	1,320	1,377	1,263	1,186	1,251	1,354	1,426	13%	3,960	4,031	2%
Realized gains (losses) from sales of investments	30	(190)	(165)	(160)	162	188	115	NM	(325)	465	NM
Other income	880	1,108	1,863	1,924	1,314	2,011	1,430	(23)%	3,851	4,755	23%

Total revenues	22,654	23,601	23,505	22,796	23,199	23,840	23,334	(1)%	69,760	70,373	1%
Interest expense	4,856	5,608	5,861	4,923	4,663	4,486	3,936	(33)%	16,325	13,085	(20)%

Total revenues, net of interest expense	17,798	17,993	17,644	17,873	18,536	19,354	19,398	10%	53,435	57,288	7%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	803	925	887	863	871	901	1,107	25%	2,615	2,879	10%
Provision for credit losses	2,559	2,057	2,689	2,690	2,053	2,186	1,614	(40)%	7,305	5,853	(20)%

Total benefits, claims, and credit losses	3,362	2,982	3,576	3,553	2,924	3,087	2,721	(24)%	9,920	8,732	(12)%

Operating Expenses
Non-insurance compensation and benefits	5,090	4,979	4,387	4,194	5,306	5,544	5,228	19%	14,456	16,078	11%
Net occupancy expense	960	988	1,001	1,056	1,041	1,064	1,045	4%	2,949	3,150	7%
Technology/communication expense	778	780	762	819	798	793	899	18%	2,320	2,490	7%
Insurance underwriting, acquisition and operating	269	233	230	260	264	265	262	14%	732	791	8%
Restructuring-related items	46	(40)	(41)	20	(13)	(1)	(11)	73%	(35)	(25)	29%
Other operating	1,913	2,207	2,101	4,306	2,156	2,306	2,190	4%	6,221	6,652	7%

Total operating expenses	9,056	9,147	8,440	10,655	9,552	9,971	9,613	14%	26,643	29,136	9%

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change	5,380	5,864	5,628	3,665	6,060	6,296	7,064	26%	16,872	19,420	15%
Provision for income taxes	1,879	2,017	1,898	1,204	1,919	1,956	2,208	16%	5,794	6,083	5%
Minority interest, net of income taxes	17	18	24	32	38	41	165	NM	59	244	NM

Income from Continuing Operations before Cumulative Effect of Accounting Change	3,484	3,829	3,706	2,429	4,103	4,299	4,691	27%	11,019	13,093	19%
Discontinued Operations(1)
Income from Discontinued Operations	455	359	151	—	—	—	—		965	—
Gain on Sale of Stock by Subsidiary	1,270	—	—	—	—	—	—		1,270	—
Provision (benefit) for income taxes	319	104	(63)	—	—	—	—		360	—

Income from Discontinued Operations	1,406	255	214	—	—	—	—	—	1,875	—	—
Cumulative Effect of Accounting Change(2)	(47)	—	—	—	—	—	—	—	(47)	—	—

Net Income	$4,843	$4,084	$3,920	$2,429	$4,103	$4,299	$4,691	20%	$12,847	$13,093	2%

(1)
Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2)
Accounting Change refers to the 2002 first quarter adoption of the remaining provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION(1)
(In millions of dollars)

	March 31, 2002	June 30, 2002	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003	September 30, 2003(2)	Sept. 30, 2003 vs. December 31, 2002 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$15,984	$17,686	$15,886	$17,326	$19,731	$21,816	$24,688	42%
Deposits at interest with banks	17,189	16,768	15,183	16,382	19,173	18,785	21,504	31%
Federal funds sold and securities borrowed or purchased under agreements to resell	150,605	148,384	157,482	139,946	158,052	167,260	175,458	25%
Brokerage receivables	26,848	21,050	21,208	25,358	25,606	43,955	35,372	39%
Trading account assets	145,059	163,867	161,803	155,208	173,099	174,324	190,851	23%
Investments	172,332	173,185	142,328	169,513	181,750	189,000	185,487	9%
Loans, net of unearned income
Consumer	275,631	289,105	293,365	337,681	332,607	329,695	338,614	—
Corporate	113,083	113,870	110,251	110,124	105,425	108,876	102,962	(7)%

Loans, net of unearned income	388,714	402,975	403,616	447,805	438,032	438,571	441,576	(1)%
Allowance for credit losses	(10,520)	(10,437)	(10,720)	(11,501)	(11,449)	(11,567)	(11,243)	2%

Total loans, net	378,194	392,538	392,896	436,304	426,583	427,004	430,333	(1)%
Goodwill	25,506	25,604	22,559	26,961	26,605	26,960	26,757	(1)%
Intangible assets	8,885	8,844	7,776	8,509	8,233	7,792	8,674	2%
Reinsurance recoverables	12,531	12,481	4,328	4,356	4,361	4,431	4,511	4%
Separate and variable accounts	25,981	24,017	21,522	22,118	21,778	24,268	25,135	14%
Other assets	78,543	78,882	68,597	75,209	72,002	81,440	80,153	7%

Total assets	$1,057,657	$1,083,306	$1,031,568	$1,097,190	$1,136,973	$1,187,035	$1,208,923	10%

Liabilities
Non-interest-bearing deposits in U.S. offices	$21,652	$21,475	$22,469	$29,545	$28,977	$26,579	$27,617	(7)%
Interest-bearing deposits in U.S. offices	119,083	114,466	118,101	141,787	145,354	146,178	146,392	3%
Non-interest-bearing deposits in offices outside the U.S.	18,488	19,706	19,343	21,422	21,099	23,165	22,579	5%
Interest-bearing deposits in offices outside the U.S.	223,166	239,231	230,914	238,141	248,676	252,062	257,654	8%

Total deposits	382,389	394,878	390,827	430,895	444,106	447,984	454,242	5%
Federal funds purchased and securities loaned or sold under agreements to repurchase	165,120	171,619	164,946	162,643	178,459	172,864	168,125	3%
Brokerage payables	25,790	21,175	19,766	22,024	24,989	45,779	35,805	63%
Trading account liabilities	81,537	86,564	95,699	91,426	92,659	101,998	107,037	17%
Contractholder funds and separate and variable accounts	49,992	49,925	48,347	49,331	50,339	53,363	55,499	13%
Insurance policy and claims reserves	49,840	50,129	16,304	16,350	16,459	16,714	16,908	3%
Investment banking and brokerage borrowings	18,854	18,058	19,951	21,353	21,932	20,782	22,542	6%
Short-term borrowings	24,805	24,638	27,991	30,629	28,495	32,949	40,698	33%
Long-term debt	117,757	114,580	109,672	126,927	133,125	131,350	145,990	15%
Other liabilities(3)	51,229	59,257	51,211	52,742	52,411	63,233	59,930	14%
Citigroup or subsidiary obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent	4,326	4,435	4,605	4,657	5,563	5,615	5,809	25%
—Subsidiary	2,380	2,333	1,483	1,495	1,095	1,103	1,079	(28)%

Total liabilities	974,019	997,591	950,802	1,010,472	1,049,632	1,093,734	1,113,664	10%

Stockholders' equity
Preferred Stock	1,400	1,400	1,400	1,400	1,126	1,125	1,125	(20)%
Common Stock	55	55	55	55	55	55	55	—
Additional paid-in capital	23,860	23,815	16,795	17,381	17,450	17,412	17,524	1%
Retained earnings	73,798	76,924	79,911	81,403	84,453	87,698	90,555	11%
Treasury stock	(11,194)	(12,624)	(14,363)	(11,637)	(11,390)	(11,384)	(11,241)	3%
Accumulated other changes in equity from nonowner sources	(1,770)	(1,726)	(1,095)	(193)	(1,055)	904	(492)	NM
Unearned compensation	(2,511)	(2,129)	(1,937)	(1,691)	(3,298)	(2,509)	(2,267)	(34)%

Total stockholders' equity	83,638	85,715	80,766	86,718	87,341	93,301	95,259	10%

Total liabilities and stockholders' equity	$1,057,657	$1,083,306	$1,031,568	$1,097,190	$1,136,973	$1,187,035	$1,208,923	10%

(1)
Periods prior to September 30, 2002 include balances for Travelers Property Casualty Corp.

(2)
Preliminary.

(3)
Includes allowance for credit losses for letters of credit of $50, $110, $110 and $167 million for the first, second, third and fourth quarters of 2002, respectively, and $167 million for the first and second quarters of 2003 and $126 million for the third quarter of 2003.

NM Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	3Q02	2Q03	3Q03	3Q03	3Q02	2Q03	3Q03	3Q03
PRODUCT VIEW:
Cards	$2,309	$2,313	$2,353	$128.7	$1,764	$1,887	$1,789	$126.4
Ratio	1.86%	1.88%	1.83%		5.74%	6.08%	5.62%
North America Cards	2,107	2,066	2,098	115.1	1,616	1,751	1,653	113.7
Ratio	1.87%	1.86%	1.82%		5.77%	6.23%	5.77%
International Cards	202	247	255	13.6	148	136	136	12.7
Ratio	1.85%	2.04%	1.88%		5.41%	4.60%	4.27%
Consumer Finance	2,179	2,182	2,127	92.6	779	897	898	90.8
Ratio	2.60%	2.41%	2.30%		3.71%	4.01%	3.92%
North America Consumer Finance	1,777	1,681	1,642	71.7	438	514	520	70.4
Ratio	2.82%	2.40%	2.29%		2.79%	2.98%	2.93%
International Consumer Finance	402	501	485	20.9	341	383	378	20.4
Ratio	1.94%	2.45%	2.32%		6.42%	7.43%	7.34%
Retail Banking (excluding Commercial Markets)	2,969	3,706	3,707	116.3	166	165	210	115.2
Ratio	3.39%	3.29%	3.19%		0.74%	0.58%	0.72%
North America Retail Banking	1,837	2,385	2,318	82.9	59	60	21	82.4
Ratio	3.20%	3.00%	2.80%		0.41%	0.29%	0.10%
International Retail Banking	1,132	1,321	1,389	33.4	107	105	189	32.8
Ratio	3.76%	3.99%	4.16%		1.31%	1.28%	2.28%
Private Bank	201	140	124	34.6	5	4	4	33.6
Ratio	0.70%	0.42%	0.36%		0.08%	0.05%	0.05%
Other	—	—	—	1.1	1	—	—	1.1

Managed Loans (Excluding Commercial Markets)(2)	$7,658	$8,341	$8,311	$373.3	$2,715	$2,953	$2,901	$367.1
Ratio	2.36%	2.31%	2.23%		3.32%	3.26%	3.14%
Securitized Receivables (all in North America Cards)	(1,256)	(1,385)	(1,414)	(73.6)	(874)	(1,159)	(1,127)	(72.1)
Loans Held-for-Sale	(135)	(58)	(120)	(3.0)	(86)	(49)	(83)	(4.1)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,267	$6,898	$6,777	$296.7	$1,755	$1,745	$1,691	$290.9
Ratio	2.47%	2.41%	2.28%		2.75%	2.42%	2.31%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,234	$1,165	$1,283	40.4	$147	$139	$50	41.9
Ratio	3.23%	2.76%	3.17%		1.50%	1.30%	0.47%
Total Consumer Loans(2)(3)				$337.1				$332.8

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	3Q02	2Q03	3Q03	3Q03	3Q02	2Q03	3Q03	3Q03
REGIONAL VIEW (Excluding Commercial Markets):
North America (excluding Mexico)	$5,447	$5,860	$5,752	$284.0	$2,073	$2,306	$2,190	$280.3
Ratio	2.23%	2.14%	2.02%		3.41%	3.34%	3.10%
Mexico	387	358	374	6.5	44	19	10	6.9
Ratio	6.16%	5.39%	5.77%		2.74%	1.12%	0.58%
Europe, Middle East and Africa	1,130	1,412	1,489	31.0	135	169	160	29.8
Ratio	4.34%	4.67%	4.80%		2.07%	2.26%	2.13%
Japan	260	333	343	17.0	309	349	343	16.3
Ratio	1.51%	2.10%	2.02%		6.21%	8.64%	8.36%
Asia (excluding Japan)	340	325	307	31.8	116	104	101	30.9
Ratio	1.22%	1.06%	0.96%		1.64%	1.40%	1.29%
Latin America	94	53	46	3.0	38	6	97	2.9
Ratio	3.00%	1.80%	1.56%		4.68%	0.83%	13.13%

Managed Loans (Excluding Commercial Markets)(2)	$7,658	$8,341	$8,311	$373.3	$2,715	$2,953	$2,901	$367.1
Ratio	2.36%	2.31%	2.23%		3.32%	3.26%	3.14%
Securitized Receivables (all in North America Cards)	(1,256)	(1,385)	(1,414)	(73.6)	(874)	(1,159)	(1,127)	(72.1)
Loans Held-for-Sale	(135)	(58)	(120)	(3.0)	(86)	(49)	(83)	(4.1)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,267	$6,898	$6,777	$296.7	$1,755	$1,745	$1,691	$290.9
Ratio	2.47%	2.41%	2.28%		2.75%	2.42%	2.31%

(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $2 billion and $2 billion, respectively, which are included in Consumer Loans on the Consolidated Statement of Financial Position.

Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003
Allowance for credit losses at beginning of period	$10,088	$10,520	$10,437	$10,720	$11,501	$11,449	$11,567

Provision for credit losses:
Global Consumer(1)	1,878	1,599	1,885	1,792	1,810	1,774	1,433
CitiCapital	112	193	136	119	129	114	105
Global Corporate and Investment Bank	569	265	668	779	114	298	76

	2,559	2,057	2,689	2,690	2,053	2,186	1,614

Gross credit losses:
Global Consumer(1)	1,898	1,941	2,040	2,033	2,059	2,081	2,043
CitiCapital	187	258	172	162	163	134	112
Global Corporate and Investment Bank	370	368	533	604	230	333	412

	2,455	2,567	2,745	2,799	2,452	2,548	2,567

Credit recoveries:
Global Consumer(1)	255	259	278	323	319	323	405
CitiCapital	30	35	32	27	17	8	9
Global Corporate and Investment Bank	42	106	72	104	31	76	81

	327	400	382	454	367	407	495

Net credit losses:
Global Consumer(1)	1,643	1,682	1,762	1,710	1,740	1,758	1,638
CitiCapital	157	223	140	135	146	126	103
Global Corporate and Investment Bank	328	262	461	500	199	257	331

	2,128	2,167	2,363	2,345	2,085	2,141	2,072

Other—net(2)	1	27	(43)	436	(20)	73	134

Allowance for credit losses at end of period	$10,520	$10,437	$10,720	$11,501	$11,449	$11,567	$11,243

Net Consumer Credit Losses (excluding CitiCapital)	$1,643	$1,682	$1,762	$1,710	$1,740	$1,758	$1,638
As a Percentage of Average Consumer Loans	2.71%	2.65%	2.65%	2.33%	2.29%	2.30%	2.10%
Net CitiCapital Credit Losses	$157	$223	$140	$135	$146	$126	$103
As a Percentage of Average CitiCapital Loans	2.15%	3.09%	1.97%	1.96%	2.24%	2.01%	1.69%
Net Corporate Credit Losses	$328	$262	$461	$500	$199	$257	$331
As a Percentage of Average Corporate Loans	1.23%	0.97%	1.74%	1.88%	0.78%	0.98%	1.29%
ALLOWANCE FOR CREDIT LOSSES
Consumer (excluding CitiCapital)	$5,732	$5,756	$5,849	$6,410	$6,476	$6,551	$6,450
CitiCapital	636	630	627	611	594	585	588
Corporate	4,152	4,051	4,244	4,480	4,379	4,431	4,205

Allowance for Credit Losses	$10,520	$10,437	$10,720	$11,501	$11,449	$11,567	$11,243

Allowance for Credit Losses on Letters of Credit(3)	$50	$110	$110	$167	$167	$167	$126

Total Allowance for Loans, Leases, Lending Commitments and Letters of Credit	$10,570	$10,547	$10,830	$11,668	$11,616	$11,734	$11,369

Allowance As a Percent of Total Loans
Consumer (excluding CitiCapital)	2.33%	2.21%	2.20%	2.06%	2.11%	2.16%	2.04%
CitiCapital	2.18%	2.18%	2.26%	2.26%	2.32%	2.37%	2.63%
Corporate	3.67%	3.56%	3.85%	4.07%	4.15%	4.07%	4.08%
Total	2.71%	2.59%	2.66%	2.57%	2.61%	2.64%	2.55%

(1)
Includes loans made to Private Bank clients.
(2)
The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp.
(3)
Represents additional credit reserves recorded as Other Liabilities on the Consolidated Statement of Financial Condition.

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2002	2Q 2002	3Q 2002	4Q 2002	1Q 2003	2Q 2003	3Q 2003
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$125	$87	$41	$64	$61	$62	$36
Other	3,157	3,753	3,891	3,931	4,021	4,142	3,753

Total Corporate Cash-Basis Loans	$3,282	$3,840	$3,932	$3,995	$4,082	$4,204	$3,789

Corporate Cash-Basis Loans(1)
JENA(2)	$924	$1,074	$1,096	$1,207	$1,077	$1,188	$1,121
Other International(3)	2,358	2,766	2,836	2,788	3,005	3,016	2,668

Total Corporate Cash-Basis Loans	$3,282	$3,840	$3,932	$3,995	$4,082	$4,204	$3,789

Corporate Cash-Basis Loans as a % of Total Corporate Loans(4)	2.98%	3.46%	3.66%	3.72%	3.90%	3.88%	3.70%
Consumer Cash-Basis (excluding Commercial Markets)	$4,212	$4,284	$4,365	$4,607	$4,710	$4,601	$4,493
Commercial Markets Cash-Basis Loans	1,321	1,161	1,234	1,299	1,250	1,165	1,283

Total Consumer Cash-Basis Loans	$5,533	$5,445	$5,599	$5,906	$5,960	$5,766	$5,776

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$330	$360	$389	$508	$462	$489	$413

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$335	$317	$267	$170	$157	$178	$161

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(5)	$384	$458	$473	$495	$509	$479	$460
Global Corporate and Investment Bank(5)(6)	145	136	117	75	78	89	95

TOTAL OTHER REAL ESTATE OWNED	$529	$594	$590	$570	$587	$568	$555

OTHER REPOSSESSED ASSETS(7)	$381	$320	$227	$230	$255	$228	$182

(1)
Cash-basis loans for the Insurance Subsidiaries and Investment Activities businesses for the first, second, third and fourth quarters of 2002 were $39, $89, $136 and $62 million, respectively, which are included in Other Assets on the Consolidated Statement of Financial Condition for 2003.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Excluding Insurance Subsidiaries and Investment Activities.

(5)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6)
Other Real Estate Owned for the Insurance Subsidiaries businesses for the first, second, third and fourth quarters of 2002 were $125, $123, $54 and $36 million, respectively, which is included in Other Assets on the Consolidated Statement of Financial Condition for 2003.

(7)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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